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                                                                   EXHIBIT 10.30

                            FOURTH AMENDMENT TO THE
                            EMPLOYMENT AGREEMENT OF
                               GERALD W. HADDOCK

     This FOURTH AMENDMENT TO THE EMPLOYMENT AGREEMENT OF GERALD W. HADDOCK (the "Fourth Amendment"), dated March 10, 1998, is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this Fourth Amendment which are defined in the Effective Agreement (as hereinafter defined ) shall have the same meaning for purposes of this Fourth Amendment as in the Effective Agreement.

                                  WITNESSETH:

     WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with Gerald W. Haddock ("Haddock") dated April 15,
1994 (the "Original Agreement"); and

     WHEREAS, Rainwater, Inc. subsequently assigned the Original Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994; and

     WHEREAS, the Original Agreement was amended by the First Amendment to the Employment Agreement of Gerald W. Haddock dated July 1, 1995 (the "First Amendment"); and

     WHEREAS, the First Amendment was amended by the Second Amendment to the Employment Agreement of Gerald W. Haddock dated March 15, 1996 (the "Second Amendment"); and

     WHEREAS, the Second Amendment was amended by the Third Amendment to the Employment Agreement of Gerald W. Haddock dated March 3, 1997 (the "Effective Agreement"); and

     WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership; and

     WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real Estate Equities Company, a Texas real estate investment trust ("CREE") and CREE owns a majority of the limited partnership interests in the Operating Partnership; and

     WHEREAS, the Executive Compensation Committee of the Board of Trust Managers of CREE determined on March 9, 1998 that the Effective Agreement should be
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amended to provide for an annual salary of $420,000 be paid to Haddock, commencing March 10, 1998, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Haddock's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

     WHEREAS, the undersigned parties, consisting of all of the parties to the Effective Agreement, desire to amend the Effective Agreement to reflect the increase in Haddock's annual salary;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. The Effective Agreement be amended to provide for an annual salary in the amount of $420,000 be paid to Haddock, commencing March 10, 1998, as provided pursuant to the terms of the Effective Agreement.

     2. Except as herein amended, the Effective Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

     3. This Fourth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the undersigned parties have executed this Fourth Amendment as of the date first written above.

                                       GERALD W. HADDOCK

                                       /s/ GERALD W. HADDOCK
                                       -----------------------------------------


                                       CRESCENT REAL ESTATE EQUITIES LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: Crescent Real Estate Equities, Ltd.,
                                           a Delaware corporation, its sole
                                           general partner


                                           By: /s/ DAVID M. DEAN
                                               ---------------------------------
                                           Name: David M. Dean
                                                 -------------------------------
                                           Title: Senior Vice President, Law
                                                  ------------------------------